Exhibit 10.93.8

EXECUTION VERSION

REVOLVING LOAN EXTENSION AND COMMITMENT REDUCTION AGREEMENT

Dated as of September 2, 2009

To the Lenders having Revolving Loan Commitments under the

Credit Agreement referred to below (the “Revolving Lenders”),

and Morgan Stanley Senior Funding, Inc. as administrative

agent (the “Administrative Agent”) for the Lenders.

Ladies and Gentlemen:

Re: Headwaters – Credit Agreement

We refer to the Credit Agreement dated as of September 8, 2004 among the Borrower, certain financial institutions and other persons from time to time parties thereto (collectively, the “Lenders”), the Agents, JPMorgan Chase Bank, N.A. (as successor to JPMorgan Chase Bank), as syndication agent, and Morgan Stanley Senior Funding, Inc. and J.P. Morgan Securities Inc., as joint lead arrangers and joint bookrunners (as amended and modified pursuant to consents dated November 6, 2004 and December 16, 2004, Amendment No. 2 to the Credit Agreement dated March 14, 2005, Amendment No. 3 to the Credit Agreement dated May 19, 2005, Amendment No. 4 to the Credit Agreement dated October 26, 2005, Amendment No. 5 to the Credit Agreement dated June 27, 2006, Amendment No. 6 to the Credit Agreement dated August 30, 2006, Amendment No. 7 to the Credit Agreement dated January 12, 2007, Amendment No. 8 to the Credit Agreement dated August 15, 2008 and Amendment No. 9 to the Credit Agreement dated June 26, 2009, the “Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement).

The Borrower hereby requests that the Revolving Lenders extend the Revolving Loan Termination Date for a period of thirty (30) days, pursuant to the definition of “Revolving Loan Termination Date” in Section 1.1 of the Credit Agreement. The Revolving Lenders hereby agree that the Revolving Loan Termination Date shall be “September 30, 2009”.

The Borrower hereby notifies the Administrative Agent that it wishes to reduce the Revolving Loan Commitments by an aggregate amount of $20,000,000 pursuant to Section 2.5.2 of the Credit Agreement. Such reduction is effective as of the Revolver Extension Date (as defined below).

This agreement shall become effective as of the date hereof (the “Revolver Extension Date”) when each of the following conditions shall have been fulfilled to the satisfaction of the Administrative Agent:

(a) The Administrative Agent shall have received counterparts of this agreement, duly executed and delivered on behalf of the Borrower and each of the Revolving Lenders, or, as to any of the foregoing parties, advice reasonably satisfactory to the Administrative Agent that such party has executed a counterpart of this agreement, and the Administrative Agent shall have acknowledged this agreement.

(b) The Administrative Agent shall have received the Consent attached as Exhibit A hereto duly executed by each of the Guarantors.

Headwaters – Revolving Loan Extension and Commitment Reduction Agreement

(c) The Borrower shall have paid (i) an extension fee of 12.5 basis points for the account of each Revolving Lender that executes and delivers this agreement (calculated on such Revolving Lender’s outstanding Revolving Loan Commitment, after giving effect to the reduction of the Revolving Loan Commitments to take effect on the Revolver Extension Date as described above) and (ii) all reasonable expenses (including the reasonable fees and expenses of Shearman & Sterling LLP) incurred in connection with the preparation, negotiation and execution of this agreement and other matters relating to the Credit Agreement (including, without limitation, filing fees in connection with the perfection of any security interests) from and after the last invoice to the extent invoiced.

(d) The Administrative Agent shall have received a certified copy of the resolutions of the Board of Directors of the Borrower approving this agreement, and all other documents evidencing other necessary corporate action and other third party approvals and consents, if any, with respect to this agreement.

(e) The Administrative Agent shall have received a written opinion of the Borrower’s counsel, in form and substance satisfactory to the Administrative Agent and addressed to the Administrative Agent, the Collateral Agent and the Lenders, with respect to such matters as the Administrative Agent may reasonably request.

(f) (i) There shall exist no Default or Unmatured Default under the Credit Agreement and no Default or Unmatured Default would result from this agreement and (ii) the representations and warranties contained in Article V of the Credit Agreement shall be true and correct in all material respects as of the Revolver Extension Date before and after giving effect to this agreement except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date, and the Administrative Agent shall have received a certificate from a responsible officer of the Borrower as to the satisfaction of the conditions in clauses (i) and (ii).

Each of the Credit Parties hereby represents and warrants, on and as of the date hereof, that (a) the representations and warranties contained in the Credit Agreement are correct and true in all material respects on and as of the date hereof, before and after giving effect to this agreement, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date and (b) no Default or Unmatured Default has occurred and is continuing, or would occur as a result of the transactions contemplated by this agreement.

The Credit Agreement, the Pledge and Security Agreement, the Notes and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Loan Documents.

The execution, delivery and effectiveness of this agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this agreement by facsimile shall be effective as delivery of a manually executed original counterpart of this agreement.

Headwaters – Revolving Loan Extension and Commitment Reduction Agreement

If you agree to the terms and provisions hereof, please complete the blank signature block on the final page hereto with the name of your institution and execute and return, by facsimile or email, your signature page to this agreement to Emeka Chinwuba, email: emeka.chinwuba@shearman.com, facsimile no. 646 848 8940 at Shearman and Sterling, LLP, 599 Lexington Avenue, New York, NY, 10022.

[Remainder of Page Intentionally Left Blank]

Headwaters – Revolving Loan Extension and Commitment Reduction Agreement

This agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

HEADWATERS INCORPORATED,
as Borrower

By:	/s/ Steven G. Stewart
Title:	Chief Financial Officer

Headwaters – Revolving Loan Extension and Commitment Reduction Agreement

ACKNOWLEDGED AND ACCEPTED BY:

MORGAN STANLEY SENIOR FUNDING, INC.,

as Administrative Agent

By:	/s/ Stephen B. King
Title:	Vice President

[and other Lenders]

Headwaters – Revolving Loan Extension and Commitment Reduction Agreement

EXHIBIT A

CONSENT

Dated as of September 2, 2009

Reference is made to the Credit Agreement referred to in the foregoing Revolving Loan Extension and Commitment Reduction Agreement (the “Extension Agreement”) (capitalized terms used herein and not defined being used herein as defined in the Credit Agreement). Each of the undersigned, in its capacity as a Guarantor under the Guaranty Agreement and as a Grantor under the Pledge and Security Agreement, hereby (i) consents to the execution, delivery and performance of the Extension Agreement and agrees that each of the Guaranty Agreement and the Pledge and Security Agreement is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Revolver Extension Date, and (ii) confirms that the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations. This Consent shall, pursuant to New York General Obligations Law Section 5-1401, be governed by, and construed in accordance with, the laws of the State of New York.

ATLANTIC SHUTTER SYSTEMS, INC.;

CHIHUAHUA STONE, LLC;

COVOL ENGINEERED FUELS, LC;

COVOL FUELS NO. 2, LLC.

COVOL FUELS NO. 3, LLC.

COVOL FUELS NO. 4, LLC.

COVOL FUELS NO. 5, LLC.

DUTCH QUALITY STONE, INC.

ELDORADO G-ACQUISITION CO.;

ELDORADO SC-ACQUISITION CO.;

ELDORADO STONE ACQUISITION CO., LLC;

ELDORADO STONE FUNDING CO., LLC;

ELDORADO STONE LLC;

ELDORADO STONE OPERATIONS LLC;

ENVIRONMENTAL TECHNOLOGIES GROUP, LLC;

GLOBAL CLIMATE RESERVE CORPORATION;

HCM STONE, LLC;

HCM UTAH, LLC;

HEADWATERS CONSTRUCTION MATERIALS, INC.;

HEADWATERS CONSTRUCTION MATERIALS, LLC;

HEADWATERS ENERGY SERVICES CORP.;

HEADWATERS ETHANOL OPERATORS, LLC;

HEADWATERS HEAVY OIL, LLC;

HEADWATERS CTL, LLC

HEADWATERS RESOURCES, INC.;

HEADWATERS REFINERY INVESTMENTS CO.;

HEADWATERS SYNFUEL INVESTMENTS, LLC;

HEADWATERS TECHNOLOGY INNOVATION GROUP, INC.;

HEADWATERS SERVICES CORPORATION;

INSPIRE SERVICES, LLC.;

L-B STONE LLC;

METAMORA PRODUCTS CORPORATION;

METAMORA PRODUCTS CORPORATION OF ELKLAND;

MTP, INC.;

STONECRAFT MANUFACTURING, LLC.;

STONECRAFT SALES, LLC.;

TAPCO INTERNATIONAL CORPORATION;

each as a Guarantor

By:	/s/ Steven G. Stewart
Name:	Steven Stewart
Title:	Chief Financial Officer

Headwaters – Revolving Loan Extension and Commitment Reduction Agreement